UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                            -------------------------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2006


                          NGP CAPITAL RESOURCES COMPANY
             (Exact name of Registrant as specified in its charter)



             Maryland                   814-00672                20-1371499
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)



   1221 McKinney Street, Suite 2975
            Houston, Texas                                           77010
(Address of principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, including area code: (713) 752-0062

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01.      Entry into a Material Definitive Agreement.

     On August 31, 2006, NGP Capital Resources Company, a Maryland corporation (the "Company"), entered into an Amended and Restated Revolving Credit Agreement (the "Investment Credit Agreement") and a Treasury Secured Revolving Credit Agreement (the "Treasury Credit Agreement"), among the Company, the lenders party thereto and SunTrust Bank, as administrative agent for the lenders for both credit agreements.

     Under the Investment Credit Agreement, the lenders have agreed to extend revolving credit to the Company in an amount not to exceed $80,000,000, which includes a $10,000,000 letter of credit subfacility; however, the Company has the ability to increase the credit available under the Investment Credit Agreement to an amount not to exceed $175,000,000 by obtaining additional commitments from existing lenders or new lenders. The Investment Credit Agreement has a three year term and bears interest, at the Company's option, at either (i) LIBOR plus 125 to 225 basis points, based on the degree of leverage of the Company or (ii) the base rate plus 25 to 75 basis points, based on the degree of leverage of the Company. Proceeds from the Investment Credit Agreement will be used to supplement the Company's equity capital to make portfolio investments.

     The obligations under the Investment Credit Agreement are secured by substantially all of the Company's assets, except certain assets that secure the Treasury Credit Agreement, and are guarantied by the Company's existing and future subsidiaries, other than special purpose subsidiaries and certain other subsidiaries. The Investment Credit Agreement contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio of net asset value to consolidated total indebtedness (excluding net hedging liabilities) of the Company and its subsidiaries, of not less than 2.25:1.0, (b) maintaining a ratio of net asset value to consolidated total indebtedness (including net hedging liabilities) of the Company and its subsidiaries, of not less than 2.0:1.0, (c) maintaining a ratio of net income (excluding revenue from collateral under the Treasury Credit Agreement) plus interest, taxes, depreciation and amortization expenses ("EBITDA") to interest expense (excluding interest on loans under the Treasury Credit Agreement) of the Company and its subsidiaries of not less than 3.0:1.0, (d) limitations on additional indebtedness, (e) limitations on liens, (f) limitations on mergers and other fundamental changes, (g) limitations on dividends, (h) limitations on disposition of assets other than in the normal course of business, (i) limitations on transactions with affiliates, (j) limitations on agreements that prohibit liens on properties of the Company and its subsidiary guarantors, (k) limitations on sale and leaseback transactions, (l) limitations on speculative hedging transactions, and (m) limitations on the aggregate amount of unfunded commitments.

     Under the Treasury Credit Agreement, the lenders have agreed to extend revolving credit loans to the Company in an amount not to exceed $100,000,000. Proceeds from the Treasury Credit Agreement will be used to facilitate the growth of the Company's investment portfolio and provide flexibility in the sizing of its portfolio investments. The Treasury Credit Agreement has a three year term and bears interest, at the Company's option, at either (i) LIBOR plus 25 basis points or (ii) the base rate. Prepayments of loans under the Treasury Credit Agreement made during the first year are subject to a premium equal to 1% of the amount so prepaid.

     The obligations under the Treasury Credit Agreement are secured by certain securities accounts assets and are guarantied by the Company's existing and future subsidiaries, other than special purpose subsidiaries and certain other subsidiaries. The Treasury Credit Agreement contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio of net asset value to consolidated total indebtedness (excluding net hedging liabilities) of the Company and its subsidiaries, of not less than 2.25:1.0, (b) maintaining a ratio of net asset value to consolidated total indebtedness (including net hedging liabilities) of the Company and its subsidiaries, of not less than 2.0:1.0, (c) maintaining a ratio of EBITDA (excluding revenue from cash collateral) to interest expense (excluding interest on loans under the Treasury Credit Agreement) of the Company and its subsidiaries of not less than 3.0:1.0, (d) maintaining a ratio of collateral to the aggregate principal amount of loans under the Treasury Credit Agreement of not less than 1.01:1.0; (e) limitations on additional indebtedness, (f) limitations on liens, (g) limitations on mergers and other fundamental changes,
(h) limitations on dividends, (i) limitations on disposition of assets other than in the normal course of business, (j) limitations on transactions with affiliates, (k) limitations on agreements that prohibit liens on properties of the Company and its subsidiary guarantors, (l) limitations on sale and leaseback transactions, (m) limitations on speculative hedging transactions, and (n) limitations on the aggregate amount of unfunded commitments.

     The Company has borrowed $100,000,000 as of September 1, 2006 under the Treasury Credit Agreement. From time to time, certain of the lenders provide customary commercial and investment banking services to the Company.

     Forward-Looking Statements

     Statements included herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.


Section 7 - Regulation FD

Item 7.01.      Regulation FD Disclosure.

     On September 6, 2006, the Company issued a press release announcing its entry into a new syndicated credit agreement and its closing of a new portfolio investment. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

     The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits.

       c.       Exhibits

       99.1     Press Release dated September 6, 2006.




                           [Signature page to follow]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           NGP CAPITAL RESOURCES COMPANY


                           By: /s/ Stephen K. Gardner
                               -------------------------------------------------
                               Stephen K. Gardner
                               Secretary, Treasurer and Chief Financial Officer


Date: September 6, 2006

                                  EXHIBIT INDEX

Exhibit
-------
Number                  Description
-------                 -----------

99.1                    Press Release dated September 6, 2006.